UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2013

CASCADE BANCORP

(Exact name of registrant as specified in its charter)

Oregon	000-23322	93-1034484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 NW Wall Street

Bend, Oregon 97701

(Address of principal executive offices)

(Zip Code)

(541) 617-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 16, 2013, Michael Delvin, Executive Vice President and Chief Operating Officer of Cascade Bancorp (“Bancorp”) and of its wholly owned subsidiary Bank of the Cascades (the “Bank”), gave notice of his resignation, which will be effective March 31, 2013. Mr. Delvin is retiring.

Also on January 16, 2013, Judith Johansen, who serves on the board of directors of Bancorp and the Bank, gave notice to Bancorp and the Bank that she will not stand for re-election at the annual meeting of shareholders to be held in 2013. Ms. Johansen’s decision is not due to a disagreement with Bancorp on any matter relating to Bancorp’s or the Bank’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE BANCORP

By:	/s/ Gregory D. Newton
Gregory D. Newton Gregory D. Newton

Date: January 22, 2013